HARRIS INSIGHT FUNDS

                          HARRIS INSIGHT EQUITY FUNDS
                       HARRIS INSIGHT FIXED INCOME FUNDS
                       HARRIS INSIGHT MONEY MARKET FUNDS
                                    N Shares
                                    A Shares
                              Institutional Shares


                        Supplement dated October 1, 1999
                     to the Prospectuses dated May 3, 1999

The following text replaces the corresponding paragraphs under the section entitled Portfolio Managers - Portfolio Managers of the Harris Insight Equity Funds. The paragraph commencing with the words "INDEX FUND" applies only to the N Shares and Institutional Shares Prospectuses.

SMALL-CAP OPPORTUNITY FUND - Paul Kleinaitis. Mr. Kleinaitis joined HIM in 1999 and serves as Principal and Portfolio Manager. He was appointed portfolio manager of the Fund effective October 1, 1999 and has 12 years experience in portfolio management and investment research. Prior to joining HIM, he served as a portfolio manager and sell-side equity analyst for a brokerage and investment management firm, where he managed small company growth portfolios.

SMALL-CAP VALUE FUND - John K. Tesseo. Mr. Tesseo joined HIM in 1999 and serves as Principal and Portfolio Manager. He was appointed portfolio manager of the Fund effective October 1, 1999 and has 8 years experience in portfolio management and investment research. Prior to joining HIM, he served as portfolio manager and director of equity research for a brokerage and investment management firm, managing mutual funds, institutional, and individual accounts. Previously, he was a systems engineer for a large software company, consulting on and developing products for financial institutions.

INDEX FUND - Jon D. Thanos. Mr. Thanos joined HIM in 1996 and serves as Principal and Portfolio Manager. He was appointed manager of the Fund effective October 1, 1999 and has 7 years experience in portfolio management and trading. Mr. Thanos is currently the portfolio manager of the Convertible Securities Fund. Prior to joining HIM, he served as trader for an options market-making firm.